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                               THE PLYMOUTH WOODS

                                                                Landlord

                                       TO

                            INTELLIGENT IMAGING INC.

                                                                Tenant

                                     LEASE

                                     Space:

                           A portion of Building 521
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521 PLYMOUTH ROAD, PLYMOUTH MEETING, PA 19462

                                     Term:

From January 1, 1998                              To December 31, 2002
     --------------------------------                ---------------------------

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                                   L E A S E

      THIS IS A LEASE AGREEMENT ("Lease") dated December 8, 1997.

      The parties are The Plymouth Woods, 999 Old Eagle School Road, Wayne, Pennsylvania 19087 ("Landlord") and INTELLIGENT IMAGING INC. ("Tenants").

      The terms of this Lease are:

      1. TERM. Landlord hereby leases to Tenant for use only as a lawful and respectable office, the floor area ("Leased Space") shown in the attached Exhibit D in the Building ("Building") erected by Landlord at 521 Plymouth Road, Plymouth Meeting, PA 19462. The term of the Lease is 5 years and 0 months to commence on January 1, 1998.

      2. RENT. Total rental for the term of this Lease is Six hundred ninety thousand seven hundred thirty and 40/100 dollars ($697,730.40).

The monthly rent is Eleven thousand six hundred twenty eight and 84/100 dollars ($11,628.84), pro-rated for any partial calendar month of occupancy, payable in advance without prior notice or demand and without any set-off or deduction on the first day of each calendar month at Landlord's principal office or at such other place as Landlord may direct.

            For purposes of all covenants and terms of this Lease, the Leased Space consists of 8043 rentable square feet.

      3. SECURITY DEPOSIT.

            (a) As security for the faithful performance by Tenant of all of the terms and conditions upon Tenant's part to be performed and for the payment of any damages to which Landlord may be entitled in the event of default by Tenant hereunder, Tenant has this day deposited with Landlord the sum of Eleven thousand four hundred thirty one and 36/100 dollars $11,431.36 the "Security Deposit" which shall be returned to Tenant without interest thirty (30) days after the date set for expiration of the term of this Lease (notwithstanding this Lease may be sooner terminated) or thirty (30) days after the actual expiration or termination of this Lease, whichever shall be sooner, provided, however, that Tenant has fully and faithfully carried out all of the terms, covenants and conditions on its part to be performed. Landlord shall have the right to apply any or all of the Security Deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand, deposit with Landlord an amount equal to the amount so applied so that Landlord shall have the Security Deposit on hand at all times during the term of this Lease. Payment of Security Deposit is due upon execution of this Lease.

            (b) In the event of a sale or other transfer of Landlord's estate or interest in the Building the Landlord shall transfer the Security Deposit and the Landlord shall be considered released by Tenant from all liability for the return of the Security Deposit and the Tenant shall look solely to the transferee for the return of the Security Deposit. In the event of any permitted assignment of Tenant's estate or interest in the Leased Space the Security Deposit shall be deemed to be held by Landlord as a deposit made by the assignee and Landlord shall have no further liability in respect to the return of the Security Deposit to the assignor.

      4. COMPLETION OF IMPROVEMENTS. Intentionally deleted.
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      5. COVENANTS OF LANDLORD. Landlord will

            (a) Supply for normal office use heat and air conditioning, janitor and cleaning services, electricity and hot and cold water, all in amounts and at times consistent with similar services provided in first class office buildings in the Suburban Philadelphia area, but (i) Landlord will not be liable for failure to supply such services for any cause beyond its control and (ii) if Tenant's use of electricity in Landlord's judgement, reasonably exercised, exceeds a normal office use level (which includes only customary office lighting levels and operation of desk-type portable office equipment) or if Tenant's use of water in Landlord's judgement, reasonably exercised, exceeds a normal office use level Landlord may at Tenant's expense install meters to measure the electricity or water, as the case may be, consumed on the Leased Premises and bill Tenant for any cost thereof above normal office use levels; and

            (b) supply and maintain window draperies selected by Landlord for all outside windows;

            (c) supply and maintain parking facilities for approximately 160 cars adjacent to the buildings for the use of all tenants, their guests and invitees;

            (d) provide heating and/or cooling services (lighting, HVAC and similar systems) from 8:00 A.M. to 6:00 P.M. Monday through Friday. At tenant's request, Landlord will provide up to 10 additional hours of heating and/or cooling services for no charge. The charge for heating and/or cooling services beyond the additional 10 hours per week be $7.73 per hour.

            (e) warrants that the leased space will comply with all applicable laws and regulations.

      6. ADDITIONAL RENT. Tenant will pay as additional rent at the times herein stated in this Lease (if no times are stated, then on the first day of the month after the Landlord notifies Tenant of the amount of such additional rent):

            (a) Increases in the monthly rental that result from application of the rent adjustment provisions set forth in Exhibit C.

            (b) All amounts that may become due from Tenant as a result of Tenant's use, as reasonably determined by Landlord, of more than a reasonable amount of the items referred to in Section 5 (a); and

            (c) All amounts that may become due from Tenant pursuant to any provision of this Lease, whether as a result of Tenant's failure to perform any covenant on its part contained in this Lease or otherwise.

      7. COVENANTS OF TENANT. Tenant will

            (a) pay to Landlord all amounts due as rent and additional rent;

            (b) keep the Leased Space in good order and repair, reasonable wear and tear excepted;

            (c) surrender the Leased Space at the end of the term of this Lease in the same condition in which Tenant has agreed to keep it during the term hereof;

            (d) be responsible for the maintenance of all plumbing and other fixtures, equipment and systems in the Leased Space, whether installed by Landlord or by Tenant, except for Building lavatories, heating and air conditioning equipment installed by Landlord in meeting Landlord's obligations as specified in Article 5, (a), herein, which will be maintained by Landlord;
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            (e) be responsible (except to the extent provided in section 11) for repairs and replacements to the Leased Space and the Building made necessary by reason of damage thereto caused by Tenant or its agents, servants, invitees or employees;

            (f) comply with all laws and enactments and regulations of any governmental authority relating or applicable to Tenant's occupancy of the Leased Space, and hold Landlord harmless from all consequences for failure to do so;

            (g) promptly notify Landlord of any damage to or defects in the Leased Space, and of any injuries to persons or property that occur therein;

            (h) pay for any alterations, improvements or additions to the Leased Space, other than those referred to in Section 4, made by or for Tenant, and not allow any lien to attach to the Building of Tenant's estate in the Leased Space;

            (i) comply with the rules and regulations hereinafter contained and with all reasonable changes in and additions to them notice of which is given by Landlord to Tenant (such rules and regulations are and all such changes and additions will be part of this Lease);

            (j) Intentionally deleted

            (k) certify, without charge, at any time and from time to time hereafter, within twenty (20) days after receipt of written request by Landlord, by a written instrument duly executed and acknowledged, as to the validity and force and effect of this Lease, as to the existence of any default on the part of either Landlord or Tenant as to the existence of any offsets, counterclaims or defenses thereto on the part of Tenant, and as to any other matters that may reasonably be requested by Landlord.

      8. NEGATIVE COVENANTS OF TENANT. Tenant will not

            (a) damage the Leased Space of any other part of the Building, or use any part of the Building not designated for use by Tenant except as such right is given in writing;

            (b) bring into or permit to be kept in the Leased Space any dangerous, explosive or obnoxious substances;

            (c) have property of substantial size or quantity delivered to or removed from the Leased Space without first making arrangements satisfactory to Landlord;

            (d) bring into the Leased Space or use any furniture or equipment that might be harmful to others in the Building;

            (e) conduct itself or permit its agents, servants, employees or invitees to conduct themselves in a manner that in Landlord's judgement reasonably exercised is improper or unsafe;

            (f) Intentionally deleted

            (g) Intentionally deleted

            (h) vacate or abandon the Leased Space, or permit the Leased Space to be empty or unoccupied.

      9. TENANT'S ACTIONS REQUIRING LANDLORD'S CONSENT. Without the prior written consent of Landlord which will not be unreasonably withheld, Tenant will not

            (a) make any use of the Leased Space other than that described in
Section 1;

            (b) voluntarily or involuntarily assign, mortgage or pledge this Lease or the estate created by this Lease or subject or otherwise permit use or occupancy by anyone other than Tenant of all or any part of the Leased Space;
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            (c) alter, improve or add to the Leased Space (all alterations, improvements, additions and fixtures will belong to Landlord and remain in the Leased Space at the end of the Lease except that if Landlord asks that any of them be removed. Tenant, prior to termination of this Lease, will do so and will restore or repair any damage to the Leased Space caused by such installation or removal, all at Tenant's expense);

            (d) Intentionally deleted

            (e) Intentionally deleted

      10. ADDITIONAL RIGHTS OF LANDLORD. Landlord may at reasonable times inspect the Leased Space, show it to prospective tenants during the last year of the original or any extended term, and alter, improve, repair or add to it to the extent that Landlord reasonably determines to be necessary for the protection and maintenance of the Leased Space or other parts of the building.

      11. LOSS, DAMAGE OR INJURY. Landlord and Tenant will be responsible for and hereby relieve each other from and indemnify each other against all liability by reason of any injury, damage or loss to any person or property that occurs in the Leased Space or in any other part of the Building, except for injury, damage or loss which results from the negligence of the other or Tenant their agents or employees. Landlord and Tenant further release each other from all liability for damage to or loss of any property of Landlord or Tenant or any third party that may result from the leakage of water into the Leased Space, or from any other cause unless resulting solely from the negligence of Landlord and or Tenant, their agents or employees. Landlord and Tenant will maintain in force, and upon request will produce evidence of general public liability insurance with limits that reasonably constitute adequate protection in light of Landlord and Tenant's particular circumstances and then existing practices with respect to such insurance carried by landlords, and tenants occupying office space in similar buildings in the Suburban Philadelphia area.

            Notwithstanding any other provision herein, Landlord and Tenant hereby release each other, to the extent of the other's collected insurance coverage, from liability of loss or damage to the property of the party granting such release, even if the loss or damage occurred through the negligence of such other party or its agents, servants, invitees or employees, provided that this release shall be effective only with respect to loss or damage occurring during such time as the relevant insurance policy of the party granting such release contains a clause to the effect that this release does not affect such policy or the right of the insured to recover thereunder. Each party will use its best efforts to cause its policies of insurance to contain such a clause, but if an additional premium is charged for such waiver, the party benefiting therefrom, if it desires to have the waiver, will pay to the other the amount of such additional premium promptly upon being billed therefor.

      12. RESTORATION OF DAMAGE. If the Leased Space is damaged by fire or other casualty:

            (a) Landlord will restore the Leased Space (but not Tenant's property located therein) with reasonable promptness at Landlord's expense, except that Tenant may be liable for restoration costs under Section 7 (e) unless

            (b) the damage to the Building is so extensive that Landlord determines not to restore it, in which event Landlord will so notify Tenant within sixty (60) days after the occurrence of such casualty and upon such notice this Lease will terminate.

Landlord will not be liable to Tenant for any interruption in use of the Leased Space that results from damage to any part of the Building, but rent will be proportionately suspended during any period of time when any part (or all) of the Leased Space is untenantable.

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      13. CONDITION OF LEASED SPACE. Landlord leases the Leased Space in its condition when the term of this Lease begins and without any representation with respect to it or any duty to repair or alter it.

      14. LATE RENT CHARGE. Tenant acknowledges that the failure of Tenant to make any payment within ten (10) days after receipt of written notice that such payment is due and payable will cause Landlord to incur additional trouble and expense which is not readily susceptible to exact determination in each particular instance. Accordingly, it is agreed that Landlord may add a late charge of five percent (5%) to any sums which are more than ten (10) days in arrears, and Tenant agrees that such late charges are reasonable to compensate Landlord for the additional trouble and expense incurred by Landlord as a result of delinquent payments, and do not constitute a penalty for late payment. Landlord's right to add a late charge to delinquent payments does not obligate Landlord to accept any overdue payment, nor does it limit Landlord's rights and remedies as a result of a default by Tenant as defined in this Lease or as provided by applicable law.

      15. DEFAULT BY TENANT. (a) The occurrence of any of the following will constitute an event of default by Tenant:

            (i) Tenant's failure to pay within ten (10) days of receipt of written notice any money due hereunder;

            (ii) Tenant's failure to perform any of Tenant's other obligations hereunder within thirty (30) days after receipt of written notice of any such failure has been given by Landlord;

            (iii) Tenant becomes insolvent, makes an assignment for the benefit of creditors, files or has filed against it a petition in bankruptcy, bill in equity, or other proceeding for the appointment of a receiver of trustee for its property, or if proceeding for reorganization or composition with creditors under any law is instituted by or against Tenant; or

            (iv) Intentionally deleted

      (b) In the event of a default by Tenant, but subject to the provisions of
Section 15(c) below, Landlord will have the right to avail itself of any and all of the following remedies:

            (i) declare due and payable and sue to recover all unpaid rent and additional rent and all rent for the unexpired term of this Lease, which Landlord may accelerate, and all costs and commissions provided or permitted by law;

            (ii) declare this lease ended;

            (iii) cause any attorney of any court of record of the Commonwealth of Pennsylvania to appear for Tenant and to confess judgement against Tenant and in favor of Landlord for all sums due hereunder, plus interest, costs, and an attorney's collection commission equal to ten percent (10%) of all such sums (but in no event less than $1,000.00), for which this Lease or a true and correct copy hereof shall be good and sufficient warrant in accordance with Pa Rules of Civil Procedures 2950-2973.3. After entry of any such judgement by confession, one or more writs of execution may be issued thereon without further notice to Tenant and without a hearing. Tenant waives any procedural errors in connection with the entry of any such judgement or in the issuance of any one or more writs of execution thereon;

            (iv) cause any attorney of any court of record of the Commonwealth of Pennsylvania to appear for Tenant and for anyone claiming by, through, or under Tenant and to confess judgement against all such parties in favor of Landlord in ejectment and for the recovery of possession of the Leased Space, for which this Lease or a true and correct copy hereof shall be good and sufficient warrant. After the entry of any such judgement, a writ of possession may be issued thereon without further notice to Tenant and without a hearing. Tenant waives any procedural errors in the entry of any such judgement or in the issuance of any such writ of possession thereon.

      TENANT UNDERSTANDS THAT THE FOREGOING PROVISIONS OF THIS SECTION 15 PERMIT LANDLORD TO ENTER JUDGEMENT AGAINST TENANT WITHOUT PRIOR NOTICE OR HEARING. ONCE SUCH A JUDGEMENT HAS BEEN ENTERED AGAINST TENANT, A WRIT OF EXECUTION MAY BE ISSUED WITHOUT NOTICE OR A HEARING, AND PURSUANT TO SUCH WRIT OF EXECUTION, LANDLORD MAY CAUSE THE SHERIFF OF THE COUNTY IN WHICH ANY PROPERTY OF TENANT IS LOCATED TO SEIZE TENANT'S PROPERTY BY LEVY. IF THE JUDGEMENT AGAINST TENANT REMAINS UNPAID AFTER SUCH LEVY, LANDLORD CAN CAUSE SUCH PROPERTY TO BE SOLD BY THE SHERIFF MAKING THE LEVY, OR, IF SUCH PROPERTY CONSISTS OF A DEBT OWED TO TENANT BY ANOTHER ENTITY, LANDLORD
      CAN CAUSE SUCH DEBT TO BE PAID DIRECTLY TO LANDLORD IN AN AMOUNT UP TO BUT NOT TO EXCEED THE AMOUNT OF THE JUDGEMENT AGAINST TENANT PLUS THE COSTS OF THE EXECUTION. TENANT KNOWINGLY WAIVES ANY RIGHT WHICH TENANT MAY HAVE TO NOTICE AND A HEARING PRIOR TO A LEVY UPON TENANT'S PROPERTY OR THEREAFTER.

                                          Intelligent Imaging Inc.


                                          By: [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Name: Richard [LAST NAME ILLEGIBLE]
                                            Title: VP Operations

      (c) NOTICE AND GRACE PERIOD. Notwithstanding anything hereinabove stated, except in the case of emergency or except in the event of any default enumerated in Sections 15(a) (ii), & (iii), above, neither party hereto will exercise any right or remedy provided for in this Lease or allowed by law because of any default of the other, unless such party shall have first given thirty (30) days written notice thereof to the defaulting party and the defaulting party shall have failed to cure the default within such period; provided, however that if the default consists of something other than the failure to pay money which cannot reasonably be cured with thirty (30) days, neither party hereto will exercise any such right or remedy if the defaulting party begins to cure the default within thirty (30) days and continues actively and diligently in good faith to completely cure said default. Notwithstanding anything foregoing to the contrary, Landlord shall not be required to give such thirty (30) days notice more than two (2) times during any twelve (12) month period.

      (d) All of the remedies hereinbefore given to the parties hereto and all rights and remedies given to them by law and equity shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the Leased Space shall deprive Landlord of any of its remedies or action against the Tenant for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no termination, or for sums due at the time or which, under the terms hereof, would in the future become due as if there has been no termination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Leased Space.

      16. EMINENT DOMAIN. If twenty percent (20%) or more of the Building is taken or condemned for public use (or if the owner elects to convey title to the condemnor by a deed in lieu of condemnation), this Lease will end as of the date title vests in the condemnor and rent will end as of the date title vests in the condemnor and rent will abate for the Leased Space. Tenant will not claim condemnation or conveyance except to the extent that an award shall specifically include an amount in respect of Tenant's moving expense.

      17. SUBORDINATION. Subject to the terms of Article 28 below, this Agreement of Lease and all if its terms, covenants, and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Landlord is in control of the demised premises to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the leased premises or upon the land and/or the buildings containing the same; and Tenant expressly agrees that if Landlord's tenancy, control or right to possession shall terminate either by expiration, forfeiture, or otherwise then this Lease shall thereupon immediately terminate and the Tenant shall thereupon give immediate possession and Tenant hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

      18. MORTGAGE PROTECTION CLAUSE. Tenant agrees to give any Mortgage and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgages and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such defaults (Including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

      19. EXTENSION OF TERM: WAIVER. This Lease will end at the conclusion of the term stated in Section 1.

      20. HOLDOVER. Should Tenant continue to occupy the demised premises after the expiration of the original lease term, or any renewal or extension thereof, such holding over shall constitute subject to Landlord's election, either a lease extension of one (1) year at any annual rental rate, which shall be the greater of the rental rate for the expired lease or the market rental rate for THE PLYMOUTH WOODS at that time, or a default situation wherein the monthly rent shall be double the monthly rent listed in this lease agreement. All other terms, covenants, and conditions of this Lease Agreement shall remain in full force and effect during the holdover period.

      21. NOTICES. All notices hereunder to be effective must be in writing and delivered at or sent registered or certified mail to the Landlord at its principal office, Suite 101, 999 Old Eagle School Road, Wayne, PA 19087 and to Tenant 521 Plymouth Road, Plymouth Meeting, PA 19462, or at such other address as either party may hereafter give the other for such purpose. Notices will be deemed to have been given when received or rejected.

      22. DELAYS IN EXERCISING RIGHTS. No delay or omission by Landlord or Tenant in exercising any right upon any default by the other will impair any such right or be construed as a waiver of any such default or an acquiescence in it. No waiver of any default will affect any later default or impair any rights of Landlord or Tenant with respect thereto. No single, partial or full exercise of any right by Landlord or Tenant will preclude other or further exercise thereof.

      23. PARTIES BOUND, ETC. This Lease will bind and inure to the benefit of
(a) Landlord, its successors and assigns and (b) Tenant, its successors and assigns as approved by Landlord pursuant to Section 9 (b).

      24. MISCELLANEOUS. "Landlord" means the Landlord named herein irrespective of the pronoun used with respect to the term, and all persons acting for it. "Tenant" means all names which appear before the term at the beginning hereof, irrespective of the pronoun used with respect to the term. This Lease contains the entire agreement of Landlord and Tenant except for any changes and additions to rules and regulations pursuant to Section 7 (i), and is subject to change only by a writing referring to this Lease and executed by Landlord and Tenant.

      25. Tenant agrees to take space in an "as is" condition.

      26. Tenant agrees to pay pro rate share of rent for occupancy in January 1998.

      27. If Landlord shall be unable to give possession of the leased space within 60 days of the date of commencement of the term of this lease, Tenant may elect to void this agreement by giving Landlord written notice of its decision.

      28. Landlord will use its best efforts to obtain a Subordination Non-Disturbance and Attornment agreement from its Mortagagee (PNC Bank, N.A.) on Mortgagee's standard form (attached hereto as Exhibit E) and shall also use its best efforts to obtain such an agreement from any future mortgagee or lienholders.

      29. The lease agreement between Landlord and Tenant for 3990 sq. ft. of office space at 521 Plymouth Road, Plymouth Meeting, PA dated October 1, 1996 shall terminate on the commencement date of this lease agreement.

                                          THE PLYMOUTH WOODS
                                          (Landlord)


ATTEST:                                   BY: /s/ W. Bruce Buck
       -------------------------             -------------------------------
                                             W. Bruce Buck
                                             Owner


ATTEST:                                   BY: [SIGNATURE ILLEGIBLE]
       -------------------------             -------------------------------
                                             Intelligent Imaging Inc.

         RULES AND REGULATIONS COVERING USE OF OFFICE UNDER THIS LEASE
                [Constituting a Part of this Lease as Stated in
                                 Section 7 (i)]

1. The sidewalks, halls, passages, and stairways shall not be obstructed by any of the Tenants, or used by them for any other purpose than for ingress and egress from and to their respective offices. The halls, passages, entrances, stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgement of Landlord, or his employees, shall be prejudicial to the safety, character, reputation, and interests of the Building and its Tenants.

2. The floors, windows, doors and transoms that reflect or admit light in passage-ways, or into any place in said building shall not be covered or obstructed by any of the tenants. The toilet rooms, water-closets, and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes, chemicals or the refuse from electric batteries, or other injurious substances, shall be thrown therein. Any damage resulting from such misuse or abuse shall be borne and immediately paid by the Tenant by whom or by whose employee it shall have been caused.

3. Nothing shall be placed by the Tenants, or their employees, on the outside of the Building or on the windows, window-sills or projections.

4. No sign, advertisement, or notice shall be inscribed, painted, or affixed on any part of the outside or inside of said building, unless first designated by the Landlord and endorsed hereon. Interior signs or glass doors will be painted for the Tenants by the Landlord, the cost of the painting to be paid by the Landlord and is to be of design and form of letter to be first approved by the Landlord.

5. No additional locks shall be placed upon any doors of the premises and the Tenant shall not permit any duplicate keys to be made, but if more than two (2) keys for any door or lock shall be desired, the additional number must be paid for by the Tenant. Each Tenant must, upon the termination of this Lease, leave the windows and doors in the demised premises in like condition as of the date of said lease, and must then surrender all keys of the offices.

6. No Tenant shall do or permit anything to be done in said premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on said building, or on property kept therein, or obstruct or interfere with the rights of other Tenants, or in any other way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department or with any insurance policy upon said leased premises.

7. In order that the leased premises may be kept in good state of preservation and cleanliness, each Tenant shall, during the continuance of his lease, permit the Landlord's employees to take charge of and clean the said leased premises.

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8.    No Tenant shall employ any person or persons, other than the Landlord's employees for the purpose of such cleaning, or taking charge of said premises. Tenants will see each day that the windows are closed and the doors securely locked before leaving the building.

9. The Landlord or his agents shall have the right to enter any premises at any time to examine the same, or to run telegraph or other electric wires, or to make such repairs, additions and alterations as he shall deem necessary for the safety, improvements, preservation, and restoration of the said building, or for the safety or convenience of the occupants thereof.

10. Tenants, their employees or others shall not make or commit any improper noises or disturbances of any kind in the Building, or mark or defile the water-closets, or toilet rooms or the walls, windows or doors, or any other Tenants or those having business with them. Tenants shall be liable for any damage to the Building done by their employees.

11. No carpet, rug or other article shall be hung or shaken out of any window, and nothing shall be thrown or allowed to drop by the tenants, their clerks, or employees out of the windows or doors, and no Lessee shall sweep or throw, or permit to be swept or thrown from the leased premises, any dirt or other substances into any of the corridors or halls, or stairways of said Building or upon any adjoining building or roof.

12. No animals or birds shall be kept in or about the premises or permitted therein.

13. If Tenant desires to introduce signalling, telegraphic, telephonic or other wires and instruments, the Landlord will direct the electricians as to where and how the same are to be placed, and without such directions no placing, boring or cutting will be permitted. Landlord shall in all cases retain the right to require the placing and using of such electrical protecting devices to prevent the transmission of excessive currents of electricity into or through the Building and to require the changing of wires and their placing and arrangement as Landlord may deem necessary, and further to require compliance on the part of all using or seeking access to such wires, with such rules as Landlord may establish relating thereto and in the event of non-compliance with the requirements and rules Landlord shall have the right to immediately cut and prevent the use of such wires. Notice requiring such changing of wires and their replacing and re-arrangement given by Landlord to any company or individual furnishing service by means of such wires to any Tenant shall be regarded as notice to such Tenant, and shall take effect immediately. All wires used by Tenants must be clearly tagged at the distributing boards and junction boxes and elsewhere in the Building with the number of the office to which said wires lead, and the purpose for which said wires respectively are used, together with the name of the company operating same.

14. A directory in a conspicuous place in the Building will be provided by the Landlord, on which the names of Tenants will be placed by the Landlord.

15. Tenants shall not use nor keep nor permit to be used or kept in the Building any articles having an offensive odor, nor any explosives, kerosene, gasoline, benzine, camphor, burning fluid or other illuminating material.

16. No Tenant and no employees or any Tenant shall go upon the roofs of said Building, or any adjoining building, without the written consent of Landlord or of the agent of the Landlord.

17. No furniture, packages or merchandise will be received in the Building, except between such hours as shall be designated by the Landlord. The Landlord in all cases shall prescribe the method and manner in which any merchandise, heavy furniture or safes shall be brought in or taken out of the Building, and also the hours at which such moving shall be done. The Landlord shall in all cases retain the right to prescribe the weight and proper position of such heavy furniture and safes and all damages done to the Building by taking in or out of such merchandise, heavy furniture or safes or any damage done to Building while said property shall be therein, shall be made good and paid for by the Tenant by, through or under whom the said damage may have been done.

18. No article shall be fastened to or holes drilled or nails or screws driven into walls or partitions, nor shall the walls or partitions be painted, papered or otherwise covered or in any way marked or broken, nor shall any attachment be made in the electric-lighting wires of the Building for storing of electricity, or for the running of electric fans or motors or other purposes nor will machinery of any kind be allowed to be operated in the premises, nor shall any Tenant use any other method of heating than that provided by Landlord, without the written consent of the Landlord. Tenants desiring to put in telephones or call boxes will notify the Landlord, who will designate where the same shall be placed. No mechanics shall be allowed in or about the Building other than those employed by the Building Management without the written consent of the Landlord first having been obtained.

19. Tenants are also requested to give no fees to the employees of the Building. Tenants are also requested to give immediate notice to the office of any canvassers, newsboys, peddlers, beggars, or unauthorized bootblacks plying their trade in the Building with a view to the prevention of the same.

20. Access may be had by the Tenants to the halls, corridors, and stairways in the Building and to the offices leased by them at any time or times except Sundays and legal holidays and except between the hours of 11:00 p.m. and 6:00 a.m. During other than the hours herein set forth, access to the Building may be refused unless the person seeking admission is known to the watchman in charge, or has a pass or is properly identified. The Landlord shall in no case be liable in damages for the admission or exclusion of any person from said Building. In case of invasion, mob riot, public excitement or other commotion, the Landlord reserves the right to prevent access to the Building during continuance of the same by closing the doors or otherwise for the safety of the Tenants and protection of property in said Building.

21. The Landlord reserves the right to rescind any of these rules and to make such other and further rules and regulations as in Landlord's judgment may from time to time be needful for the safety, care, maintenance, operation and cleanliness of the Building, and for the preservation of good order therein, which when so made, and notice thereof given to the Tenants, shall have the same force and effect as if originally made a part of the foregoing lease.

22. The use of rooms as drinking, eating and sleeping apartments is prohibited.

23. The Landlord reserves the right to use and to rent the roof of said Building for advertising purposes.

                                    EXHIBIT C

      To Lease dated 12/8, 1997, between The Plymouth Woods (Landlord) and Intelligent Imaging, Inc. (Tenant).

      Tenant shall pay as additional rent its proportionate share of any increase in Real Estate Taxes, and/or Operating Expenses incurred by The Woods during the term of this Lease in the operation of the 521 Building/s of which the leased premises are a part.

      The amount of additional rent, if any, due hereunder shall be determined in the following manner:

      A. Real Estate Taxes:

            In the event that in any calendar year Landlord's Real Estate Taxes (as billed for that year) for the 521 Building/s shall exceed, 1995 Base Year Cost, Tenant shall pay as additional rent its proportionate share of said increase.

            Notwithstanding the provisions of this Exhibit C, Article A, if The Woods receives a decreased Real Estate Tax Assessment as a result of its currently pending appeal of its Real Estate Tax Assessment, the base year cost for Real Estate Taxes shall be the product of 1998 millage for Township, County and School Taxes multiplied by the new assessment.

            Tenant acknowledges that it will receive no part of any refund realized by Landlord as a result of its pending tax appeal, and chat Tenant will not be charged for any part of Landlord's cost of pursuing its tax appeal.

            Tenant's obligation to pay increases in Real Estate Taxes as described herein shall be limited to increases that are based on increased millage or assessments on the land and buildings as they existed during the base year. Notwithstanding any provision herein contained to the contrary. Tenant shall not be responsible for the payment of tax increases based on increased assessments for improvements which benefit the property, such as but not limited to installation of paving or widening of streets; installation of sewer or water lines; general renovation of the premises, etc.

      B. Operating Expenses:

            In the event that in any calendar year Landlord's Operating Expenses for the 521 Building/s shall exceed 1995 Base Year Cost, Tenant shall pay as additional rents its proportionate share of said increases.

            The term "Operating Expense" shall mean all expenses, cost and disbursements of every kind and nature directly and reasonably incurred in connection with the leased premises except Real Estate Taxes, expenses of alterations of the premises for the accommodation of a specific tenant, and expenditures made for capital investment or improvements.

            The following expenses are excluded from Operating Expenses: any payments (such as salaries or fees) to Landlord's executive personnel; costs for items that, by standard accounting practice, should be capitalized (such as HVAC replacement), unless those costs reduce operating expenses and are amortized over the reasonable life of the capital item in accordance with generally accepted accounting principles and the yearly amortization does not exceed the actual cost reduction for the relevant year; depreciation or interest (unless it is related to any allowable capital item); taxes on Landlord's business (such as income, excess profits, franchise, capital stock, estate, inheritance); leasing commissions; costs to correct original construction defects; expenses paid directly by a tenant for any reason (such as excessive utility use); costs for improving any tenant's space; any repair or other work necessitated by condemnation, fire, or other casualty; and any costs, fines, and the like due to Landlord's violation of any governmental rule or authority.

            Operating Expenses in the base year and in all subsequent years will be calculated by Landlord's accountant via a non-audited financial statement made in accordance with generally accepted principles of sound accounting practice which shall be provided as a support document to the notice of increase
- of costs. In addition, Tenant may audit and challenge at it cost Landlord's books and records. In the event that Tenant's audit discovers a discrepancy in Landlord's expense figures in excess of 5%, Landlord will reimburse Tenant for the reasonable costs of its audit.

      C. General:

            In the event that Tenant shall be required to pay additional rent on account of an increase in Real Estate Taxes or Operating Expenses during any fiscal year, Tenant shall pay to Landlord, on the first day of each month during the succeeding fiscal year, as installments on account of additional rent for such succeeding fiscal year, 1/12 of the amount of the additional rent which was payable on account of such increases during the immediately preceding fiscal year. In the event that the additional rent actually payable by Tenant on account of increases in Real Estate Taxes and/or Operating Expenses during such succeeding fiscal year shall be determined to be greater or less than the sum of the installments theretofore paid by Tenant during such fiscal year, such difference shall be paid by Tenant, as aforesaid, or be promptly refunded by Landlord to Tenant, as the case may be.

            Tenant's obligation to pay its proportionate share of any increases in Real Estate Taxes or Operating Expenses for the fiscal year in which this Lease terminates shall survive termination of this Lease.

            Tenant's proportionate share of any additional Real Estate Taxes or Operating Expenses shall be computed as follows: the percentage derived by dividing the number of square feet of space leased by Tenant ([ILLEGIBLE]) by the total amount of rentable space (35,000) which the leased premises are a part (22.98%) percent.

            Notwithstanding the foregoing, Tenant shall pay only that fractional part of its proportionate share of any applicable increases in the Operating Expenses, or Real Estate Taxes as provided herein for any period of this Lease not constituting a full calendar year.

                               [GRAPHIC OMITTED]

================================================================================

                               THE PLYMOUTH WOODS

                                                                Landlord

                                       TO

                            INTELLIGENT IMAGING INC.

                                                                Tenant

                                     LEASE

                                     Space:

                           A portion of Building 521
================================================================================

521 PLYMOUTH ROAD, PLYMOUTH MEETING, PA 19462

                                     Term:

From April 1, 1999                                To December 31, 2002
     --------------------------------                ---------------------------

================================================================================

                                   L E A S E

      THIS IS A LEASE AGREEMENT ("Lease") dated 2/25/99.

      The parties are The Plymouth Woods, 999 Old Eagle School Road, Wayne, Pennsylvania 19087 ("Landlord") and INTELLIGENT IMAGING INC. ("Tenants").

      The terms of this Lease are:

      1. TERM. Landlord hereby leases to Tenant for use only as a lawful and respectable office, the floor area ("Leased Space") shown in the attached Exhibit D in the Building ("Building") erected by Landlord at 521 Plymouth Road, Plymouth Meeting, PA 19462. The term of the Lease is 3 years and 9 months to commence on April 1, 1999.

      2. RENT. Total rental for the term of this Lease is Two hundred forty seven thousand six hundred sixty five and 00/100 dollars ($247,665.00)

The monthly rent is Five thousand five hundred three and 67/100 dollars ($5503.67), pro-rated for any partial calendar month of occupancy, payable in advance without prior notice or demand and without any set-off or deduction on the first day of each calendar month at Landlord's principal office or at such other place as Landlord may direct.

            For purposes of all covenants and terms of this Lease, the Leased Space consists of 3800 rentable square feet.

      3. SECURITY DEPOSIT.

            (a) As security for the faithful performance by Tenant of all of the terms and conditions upon Tenant's part to be performed and for the payment of any damages to which Landlord may be entitled in the event of default by Tenant hereunder, Tenant has this day deposited with Landlord the sum of Five thousand five hundred three and 67/100 dollars ($5503.67) the "Security Deposit" which shall be returned to Tenant without interest thirty (30) days after the date set for expiration of the term of this Lease (notwithstanding this Lease may be sooner terminated) or thirty (30) days after the actual expiration or termination of this Lease, whichever shall be sooner, provided, however, that Tenant has fully and faithfully carried out all of the terms, covenants and conditions on its part to be performed. Landlord shall have the right to apply any or all of the Security Deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand, deposit with Landlord an amount equal to the amount so applied so that Landlord shall have the Security Deposit on hand at all times during the term of this Lease. Payment of Security Deposit is due upon execution of this Lease.

            (b) In the event of a sale or other transfer of Landlord's estate or interest in the Building the Landlord shall transfer the Security Deposit and the Landlord shall be considered released by Tenant from all liability for the return of the Security Deposit and the Tenant shall look solely to the transferee for the return of the Security Deposit. In the event of any permitted assignment of Tenant's estate or interest in the Leased Space the Security Deposit shall be deemed to be held by Landlord as a deposit made by the assignee and Landlord shall have no further liability in respect to the return of the Security Deposit to the assignor.

      4. COMPLETION OF IMPROVEMENTS. Intentionally deleted.

      5. COVENANTS OF LANDLORD. Landlord will

            (a) Supply for normal office use heat and air conditioning, janitor and cleaning services, electricity and hot and cold water, all in amounts and at times consistent with similar services provided in first class office buildings in the Suburban Philadelphia area, but (i) Landlord will not be liable for failure to supply such services for any cause beyond its control and (ii) if Tenant's use of electricity in Landlord's judgement, reasonably exercised, exceeds a normal office use level (which includes only customary office lighting levels and operation of desk-type portable office equipment) or if Tenant's use of water in Landlord's judgement, reasonably exercised, exceeds a normal office use level Landlord may at Tenant's expense install meters to measure the electricity or water, as the case may be, consumed on the Leased Premises and bill Tenant for any cost thereof above normal office use levels; and

            (b) supply and maintain window draperies selected by Landlord for all outside windows;

            (c) supply and maintain parking facilities for approximately 160 cars adjacent to the buildings for the use of all tenants, their guests and invitees;

            (d) provide heating and/or cooling services (lighting, HVAC and similar systems) from 8:00 A.M. to 6:00 P.M. Monday through Friday. At tenant's request, Landlord will provide up to 10 additional hours of heating and/or cooling services for no charge. The charge for heating and/or cooling services beyond the additional 10 hours per week be $3.65 per hour.

            (e) warrants that the leased space will comply with all applicable laws and regulations.

      6. ADDITIONAL RENT. Tenant will pay as additional rent at the times herein stated in this Lease (if no times are stated, then on the first day of the month after the Landlord notifies Tenant of the amount of such additional rent):

            (a) Increases in the monthly rental that result from application of the rent adjustment provisions set forth in Exhibit C.

            (b) All amounts that may become due from Tenant as a result of Tenant's use, as reasonably determined by Landlord, of more than a reasonable amount of the items referred to in Section 5 (a); and

            (c) All amounts that may become due from Tenant pursuant to any provision of this Lease, whether as a result of Tenant's failure to perform any covenant on its part contained in this Lease or otherwise.

      7. COVENANTS OF TENANT. Tenant will

            (a) pay to Landlord all amounts due as rent and additional rent;

            (b) keep the Leased Space in good order and repair, reasonable wear and tear excepted;

            (c) surrender the Leased Space at the end of the term of this Lease in the same condition in which Tenant has agreed to keep it during the term hereof;

            (d) be responsible for the maintenance of all plumbing and other fixtures, equipment and systems in the Leased Space, whether installed by Landlord or by Tenant, except for Building lavatories, heating and air conditioning equipment installed by Landlord in meeting Landlord's obligations as specified in Article 5, (a), herein, which will be maintained by Landlord;

            (e) be responsible (except to the extent provided in section 11) for repairs and replacements to the Leased Space and the Building made necessary by reason of damage thereto caused by Tenant or its agents, servants, invitees or employees;

            (f) comply with all laws and enactments and regulations of any governmental authority relating or applicable to Tenant's occupancy of the Leased Space, and hold Landlord harmless from all consequences for failure to do so;

            (g) promptly notify Landlord of any damage to or defects in the Leased Space, and of any injuries to persons or property that occur therein;

            (h) pay for any alterations, improvements or additions to the Leased Space, other than those referred to in Section 4, made by or for Tenant, and not allow any lien to attach to the Building of Tenant's estate in the Leased Space;

            (i) comply with the rules and regulations hereinafter contained and with all reasonable changes in and additions to them notice of which is given by Landlord to Tenant (such rules and regulations are and all such changes and additions will be part of this Lease);

            (j) Intentionally deleted

            (k) certify, without charge, at any time and from time to time hereafter, within twenty (20) days after receipt of written request by Landlord, by a written instrument duly executed and acknowledged, as to the validity and force and effect of this Lease, as to the existence of any default on the part of either Landlord or Tenant as to the existence of any offsets, counterclaims or defenses thereto on the part of Tenant, and as to any other matters that may reasonably be requested by Landlord.

      8. NEGATIVE COVENANTS OF TENANT. Tenant will not

            (a) damage the Leased Space of any other part of the Building, or use any part of the Building not designated for use by Tenant except as such right is given in writing;

            (b) bring into or permit to be kept in the Leased Space any dangerous, explosive or obnoxious substances;

            (c) have property of substantial size or quantity delivered to or removed from the Leased Space without first making arrangements satisfactory to Landlord;

            (d) bring into the Leased Space or use any furniture or equipment that might be harmful to others in the Building;

            (e) conduct itself or permit its agents, servants, employees or invitees to conduct themselves in a manner that in Landlord's judgement reasonably exercised is improper or unsafe;

            (f) Intentionally deleted

            (g) Intentionally deleted

            (h) vacate or abandon the Leased Space, or permit the Leased Space to be empty or unoccupied.

      9. TENANT'S ACTIONS REQUIRING LANDLORD'S CONSENT. Without the prior written consent of Landlord which will not be unreasonably withheld, Tenant will not

            (a) make any use of the Leased Space other than that described in
Section 1;

            (b) voluntarily or involuntarily assign, mortgage or pledge this Lease or the estate created by this Lease or subject or otherwise permit use or occupancy by anyone other than Tenant of all or any part of the Leased Space;

            (c) alter, improve or add to the Leased Space (all alterations, improvements, additions and fixtures will belong to Landlord and remain in the Leased Space at the end of the Lease except that if Landlord asks that any of them be removed. Tenant, prior to termination of this Lease, will do so and will restore or repair any damage to the Leased Space caused by such installation or removal, all at Tenant's expense);

            (d) Intentionally deleted

            (e) Intentionally deleted

      10. ADDITIONAL RIGHTS OF LANDLORD. Landlord may at reasonable times inspect the Leased Space, show it to prospective tenants during the last year of the original or any extended term, and alter, improve, repair or add to it to the extent that Landlord reasonably determines to be necessary for the protection and maintenance of the Leased Space or other parts of the building.

      11. LOSS, DAMAGE OR INJURY. Landlord and Tenant will be responsible for and hereby relieve each other from and indemnify each other against all liability by reason of any injury, damage or loss to any person or property that occurs in the Leased Space or in any other part of the Building, except for injury, damage or loss which results from the negligence of the other or Tenant their agents or employees. Landlord and Tenant further release each other from all liability for damage to or loss of any property of Landlord or Tenant or any third party that may result from the leakage of water into the Leased Space, or from any other cause unless resulting solely from the negligence of Landlord and or Tenant, their agents or employees. Landlord and Tenant will maintain in force, and upon request will produce evidence of general public liability insurance with limits that reasonably constitute adequate protection in light of Landlord and Tenant's particular circumstances and then existing practices with respect to such insurance carried by landlords, and tenants occupying office space in similar buildings in the Suburban Philadelphia area.

            Notwithstanding any other provision herein, Landlord and Tenant hereby release each other, to the extent of the other's collected insurance coverage, from liability of loss or damage to the property of the party granting such release, even if the loss or damage occurred through the negligence of such other party or its agents, servants, invitees or employees, provided that this release shall be effective only with respect to loss or damage occurring during such time as the relevant insurance policy of the party granting such release contains a clause to the effect that this release does not affect such policy or the right of the insured to recover thereunder. Each party will use its best efforts to cause its policies of insurance to contain such a clause, but if an additional premium is charged for such waiver, the party benefiting therefrom, if it desires to have the waiver, will pay to the other the amount of such additional premium promptly upon being billed therefor.

      12. RESTORATION OF DAMAGE. If the Leased Space is damaged by fire or other casualty:

            (a) Landlord will restore the Leased Space (but not Tenant's property located therein) with reasonable promptness at Landlord's expense, except that Tenant may be liable for restoration costs under Section 7 (e) unless

            (b) the damage to the Building is so extensive that Landlord determines not to restore it, in which event Landlord will so notify Tenant within sixty (60) days after the occurrence of such casualty and upon such notice this Lease will terminate.

Landlord will not be liable to Tenant for any interruption in use of the Leased Space that results from damage to any part of the Building, but rent will be proportionately suspended during any period of time when any part (or all) of the Leased Space is untenantable.

      13. CONDITIONS OF LEASED SPACE. Landlord leases the Leased Space in its condition when the term of this Lease begins and without any representation with respect to it or any duty to repair or alter it.

      14. LATE RENT CHARGE. Tenant acknowledges that the failure of Tenant to make any payment within ten (10) days after receipt of written notice that such payment is due and payable will cause Landlord to incur additional trouble and expense which is not readily susceptible to exact determination in each particular instance. Accordingly, it is agreed that Landlord may add a late charge of five percent (5%) to any sums which are more than ten (10) days in arrears, and Tenant agrees that such late charges are reasonable to compensate Landlord for the additional trouble and expense incurred by Landlord as a result of delinquent payments, and do not constitute a penalty for late payment. Landlord's right to add a late charge to delinquent payments does not obligate Landlord to accept any overdue payment, nor does it limit Landlord's rights and remedies as a result of a default by Tenant as defined in this Lease or as provided by applicable law.

      15. DEFAULT BY TENANT. (a) The occurrence of any of the following will constitute an event of default by Tenant:

            (i) Tenant's failure to pay within ten (10) days of receipt of written notice any money due hereunder;

            (ii) Tenant's failure to perform any of Tenant's other obligations hereunder within thirty (30) days after receipt of written notice of any such failure has been given by Landlord;

            (iii) Tenant becomes insolvent, makes an assignment for the benefit of creditors, files or has filed against it a petition in bankruptcy, bill in equity, or other proceeding for the appointment of a receiver of trustee for its property, or if proceeding for reorganization or composition with creditors under any law is instituted by or against Tenant; or

            (iv) Intentionally deleted

      (b) In the event of a default by Tenant, but subject to the provisions of
Section 15(c) below, Landlord will have the right to avail itself of any and all of the following remedies:

            (i) declare due and payable and sue to recover all unpaid rent and additional rent and all rent for the unexpired term of this Lease, which Landlord may accelerate, and all costs and commissions provided or permitted by law;

            (ii) declare this lease ended;

            (iii) cause any attorney of any court of record of the Commonwealth of Pennsylvania to appear for Tenant and to confess judgement against Tenant and in favor of Landlord for all sums due hereunder, plus interest, costs, and an attorney's collection commission equal to ten percent (10%) of all such sums (but in no event less than $1,000.00), for which this Lease or a true and correct copy hereof shall be good and sufficient warrant in accordance with Pa Rules of Civil Procedures 2950-2973.3. After entry of any such judgement by confession, one or more writs of execution may be issued thereon without further notice to Tenant and without a hearing. Tenant waives any procedural errors in connection with the entry of any such judgement or in the issuance of any one or more writs of execution thereon;

            (iv) cause any attorney of any court of record of the Commonwealth of Pennsylvania to appear for Tenant and for anyone claiming by, through, or under Tenant and to confess judgement against all such parties in favor of Landlord in ejectment and for the recovery of possession of the Leased Space, for which this Lease or a true and correct copy hereof shall be good and sufficient warrant. After the entry of any such judgement, a writ of possession may be issued thereon without further notice to Tenant and without a hearing. Tenant waives any procedural errors in the entry of any such judgement or in the issuance of any such writ of possession thereon.

      TENANT UNDERSTANDS THAT THE FOREGOING PROVISIONS OF THIS SECTION 15 PERMIT LANDLORD TO ENTER JUDGEMENT AGAINST TENANT WITHOUT PRIOR NOTICE OR HEARING. ONCE SUCH A JUDGEMENT HAS BEEN ENTERED AGAINST TENANT, A WRIT OF EXECUTION MAY BE ISSUED WITHOUT NOTICE OR A HEARING, AND PURSUANT TO SUCH WRIT OF EXECUTION, LANDLORD MAY CAUSE THE SHERIFF OF THE COUNTY IN WHICH ANY PROPERTY OF TENANT IS LOCATED TO SEIZE TENANT'S PROPERTY BY LEVY. IF THE JUDGEMENT AGAINST TENANT REMAINS UNPAID AFTER SUCH LEVY, LANDLORD CAN CAUSE SUCH PROPERTY TO BE SOLD BY THE SHERIFF MAKING THE LEVY, OR, IF SUCH PROPERTY CONSISTS OF A DEBT OWED TO TENANT BY ANOTHER ENTITY, LANDLORD
      CAN CAUSE SUCH DEBT TO BE PAID DIRECTLY TO LANDLORD IN AN AMOUNT UP TO BUT NOT TO EXCEED THE AMOUNT OF THE JUDGEMENT AGAINST TENANT PLUS THE COSTS OF THE EXECUTION. TENANT KNOWINGLY WAIVES ANY RIGHT WHICH TENANT MAY HAVE TO NOTICE AND A HEARING PRIOR TO A LEVY UPON TENANT'S PROPERTY OR THEREAFTER.

                                          Intelligent Imaging Inc.


                                          By: [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Name: Richard [LAST NAME ILLEGIBLE]
                                            Title: VP Operations

      (c) NOTICE AND GRACE PERIOD. Notwithstanding anything hereinabove stated, except in the case of emergency or except in the event of any default enumerated in Sections 15(a) (ii), & (iii), above, neither party hereto will exercise any right or remedy provided for in this Lease or allowed by law because of any default of the other, unless such party shall have first given thirty (30) days written notice thereof to the defaulting party and the defaulting party shall have failed to cure the default within such period; provided, however that if the default consists of something other than the failure to pay money which cannot reasonably be cured with thirty (30) days, neither party hereto will exercise any such right or remedy if the defaulting party begins to cure the default within thirty (30) days and continues actively and diligently in good faith to completely cure said default. Notwithstanding anything foregoing to the contrary, Landlord shall not be required to give such thirty (30) days notice more than two (2) times during any twelve (12) month period.

      (d) All of the remedies hereinbefore given to the parties hereto and all rights and remedies given to them by law and equity shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the Leased Space shall deprive Landlord of any of its remedies or action against the Tenant for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no termination, or for sums due at the time or which, under the terms hereof, would in the future become due as if there has been no termination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Leased Space.

      16. EMINENT DOMAIN. If twenty percent (20%) or more of the Building is taken or condemned for public use (or if the owner elects to convey title to the condemnor by a deed in lieu of condemnation), this Lease will end as of the date title vests in the condemnor and rent will end as of the date title vests in the condemnor and rent will abate for the Leased Space. Tenant will not claim condemnation or conveyance except to the extent that an award shall specifically include an amount in respect of Tenant's moving expense.

      17. SUBORDINATION. Subject to the terms of Article 28 below, this Agreement of Lease and all if its terms, covenants, and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Landlord is in control of the demised premises to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the leased premises or upon the land and/or the buildings containing the same; and Tenant expressly agrees that if Landlord's tenancy, control or right to possession shall terminate either by expiration, forfeiture, or otherwise then this Lease shall thereupon immediately terminate and the Tenant shall thereupon give immediate possession and Tenant hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

      18. MORTGAGE PROTECTION CLAUSE. Tenant agrees to give any Mortgage and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgages and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such defaults (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

      19. EXTENSION OF TERM: WAIVER. This Lease will end at the conclusion of the term stated in Section 1.

      20. HOLDOVER. Should Tenant continue to occupy the demised premises after the expiration of the original lease term, or any renewal or extension thereof, such holding over shall constitute subject to Landlord's election, either a lease extension of one (1) year at any annual rental rate, which shall be the greater of the rental rate for the expired lease or the market rental rate for THE PLYMOUTH WOODS at that time, or a default situation wherein the monthly rent shall be double the monthly rent listed in this lease agreement. All other terms, covenants, and conditions of this Lease Agreement shall remain in full force and effect during the holdover period.

      21. NOTICES. All notices hereunder to be effective must be in writing and delivered at or sent registered or certified mail to the Landlord at its principal office, Suite 101, 999 Old Eagle School Road, Wayne, PA 19087 and to Tenant 521 Plymouth Road, Plymouth Meeting, PA 19462, or at such other address as either party may hereafter give the other for such purpose. Notices will be deemed to have been given when received or rejected.

      22. DELAYS IN EXERCISING RIGHTS. No delay or omission by Landlord or Tenant in exercising any right upon any default by the other will impair any such right or be construed as a waiver of any such default or an acquiescence in it. No waiver of any default will affect any later default or impair any rights of Landlord or Tenant with respect thereto. No single, partial or full exercise of any right by Landlord or Tenant will preclude other or further exercise thereof.

      23. PARTIES BOUND, ETC. This Lease will bind and inure to the benefit of
(a) Landlord, its successors and assigns and (b) Tenant, its successors and assigns as approved by Landlord pursuant to Section 9 (b).

      24. MISCELLANEOUS. "Landlord" means the Landlord named herein irrespective of the pronoun used with respect to the term, and all persons acting for it. "Tenant" means all names which appear before the term at the beginning hereof, irrespective of the pronoun used with respect to the term. This Lease contains the entire agreement of Landlord and Tenant except for any changes and additions to rules and regulations pursuant to Section 7 (i), and is subject to change only by a writing referring to this Lease and executed by Landlord and Tenant.

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      25. Tenant agrees to take space in an "as is" condition.

      26. If Landlord shall be unable to give possession of the leased space within 60 days of the date of commencement of the term of this lease, Tenant may elect to void this agreement by giving Landlord written notice of its decision.

      27. Landlord will use its best efforts to obtain a Subordination Non-Disturbance and Attornment agreement from its Mortagagee (PNC Bank, N.A.) on Mortgagee's standard form (attached hereto as Exhibit E) and shall also use its best efforts to obtain such an agreement from any future mortgagee or lienholders.

      28. Tenant agrees to pay pro rata share of rent for occupancy prior to April 1, 1999.

                                          THE PLYMOUTH WOODS
                                          (Landlord)


ATTEST:                                   BY: /s/ W. Bruce Buck
       -------------------------             -------------------------------
                                             W. Bruce Buck
                                             Owner


ATTEST:                                   BY: [SIGNATURE ILLEGIBLE]
       -------------------------             -------------------------------
                                             Intelligent Imaging Inc.

         RULES AND REGULATIONS COVERING USE OF OFFICE UNDER THIS LEASE
                [Constituting a Part of this Lease as Stated in
                                 Section 7 (i)]

1. The sidewalks, halls, passages, and stairways shall not be obstructed by any of the Tenants, or used by them for any other purpose than for ingress and egress from and to their respective offices. The halls, passages, entrances, stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgement of Landlord, or his employees, shall be prejudicial to the safety, character, reputation, and interests of the Building and its Tenants.

2. The floors, windows, doors and transoms that reflect or admit light in passage-ways, or into any place in said building shall not be covered or obstructed by any of the tenants. The toilet rooms, water-closets, and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes, chemicals or the refuse from electric batteries, or other injurious substances, shall be thrown therein. Any damage resulting from such misuse or abuse shall be borne and immediately paid by the Tenant by whom or by whose employee it shall have been caused.

3. Nothing shall be placed by the Tenants, or their employees, on the outside of the Building or on the windows, window-sills or projections.

4. No sign, advertisement, or notice shall be inscribed, painted, or affixed on any part of the outside or inside of said building, unless first designated by the Landlord and endorsed hereon. Interior signs or glass doors will be painted for the Tenants by the Landlord, the cost of the painting to be paid by the Landlord and is to be of design and form of letter to be first approved by the Landlord.

5. No additional locks shall be placed upon any doors of the premises and the Tenant shall not permit any duplicate keys to be made, but if more than two (2) keys for any door or lock shall be desired, the additional number must be paid for by the Tenant. Each Tenant must, upon the termination of this Lease, leave the windows and doors in the demised premises in like condition as of the date of said lease, and must then surrender all keys of the offices.

6. No Tenant shall do or permit anything to be done in said premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on said building, or on property kept therein, or obstruct or interfere with the rights of other Tenants, or in any other way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department or with any insurance policy upon said leased premises.

7. In order that the leased premises may be kept in good state of preservation and cleanliness, each Tenant shall, during the continuance of his lease, permit the Landlord's employees to take charge of and clean the said leased premises.

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8.    No Tenant shall employ any person or persons, other than the Landlord's employees for the purpose of such cleaning, or taking charge of said premises. Tenants will see each day that the windows are closed and the doors securely locked before leaving the building.

9. The Landlord or his agents shall have the right to enter any premises at any time to examine the same, or to run telegraph or other electric wires, or to make such repairs, additions and alterations as he shall deem necessary for the safety, improvements, preservation, and restoration of the said building, or for the safety or convenience of the occupants thereof.

10. Tenants, their employees or others shall not make or commit any improper noises or disturbances of any kind in the Building, or mark or defile the water-closets, or toilet rooms or the walls, windows or doors, or any other Tenants or those having business with them. Tenants shall be liable for any damage to the Building done by their employees.

11. No carpet, rug or other article shall be hung or shaken out of any window, and nothing shall be thrown or allowed to drop by the tenants, their clerks, or employees out of the windows or doors, and no Lessee shall sweep or throw, or permit to be swept or thrown from the leased premises, any dirt or other substances into any of the corridors or halls, or stairways of said Building or upon any adjoining building or roof.

12. No animals or birds shall be kept in or about the premises or permitted therein.

13. If Tenant desires to introduce signalling, telegraphic, telephonic or other wires and instruments, the Landlord will direct the electricians as to where and how the same are to be placed, and without such directions no placing, boring or cutting will be permitted. Landlord shall in all cases retain the right to require the placing and using of such electrical protecting devices to prevent the transmission of excessive currents of electricity into or through the Building and to require the changing of wires and their placing and arrangement as Landlord may deem necessary, and further to require compliance on the part of all using or seeking access to such wires, with such rules as Landlord may establish relating thereto and in the event of non-compliance with the requirements and rules Landlord shall have the right to immediately cut and prevent the use of such wires. Notice requiring such changing of wires and their replacing and re-arrangement given by Landlord to any company or individual furnishing service by means of such wires to any Tenant shall be regarded as notice to such Tenant, and shall take effect immediately. All wires used by Tenants must be clearly tagged at the distributing boards and junction boxes and elsewhere in the Building with the number of the office to which said wires lead, and the purpose for which said wires respectively are used, together with the name of the company operating same.

14. A directory in a conspicuous place in the Building will be provided by the Landlord, on which the names of Tenants will be placed by the Landlord.

15. Tenants shall not use nor keep nor permit to be used or kept in the Building any articles having an offensive odor, nor any explosives, kerosene, gasoline, benzine, camphor, burning fluid or other illuminating material.

16. No Tenant and no employees or any Tenant shall go upon the roofs of said Building, or any adjoining building, without the written consent of Landlord or of the agent of the Landlord.

17. No furniture, packages or merchandise will be received in the Building, except between such hours as shall be designated by the Landlord. The Landlord in all cases shall prescribe the method and manner in which any merchandise, heavy furniture or safes shall be brought in or taken out of the Building, and also the hours at which such moving shall be done. The Landlord shall in all cases retain the right to prescribe the weight and proper position of such heavy furniture and safes and all damages done to the Building by taking in or out of such merchandise, heavy furniture or safes or any damage done to Building while said property shall be therein, shall be made good and paid for by the Tenant by, through or under whom the said damage may have been done.

18. No article shall be fastened to or holes drilled or nails or screws driven into walls or partitions, nor shall the walls or partitions be painted, papered or otherwise covered or in any way marked or broken, nor shall any attachment be made in the electric-lighting wires of the Building for storing of electricity, or for the running of electric fans or moters or other purposes nor will machinery of any kind be allowed to be operated in the premises, nor shall any Tenant use any other method of heating than that provided by Landlord, without the written consent of the Landlord. Tenants desiring to put in telephones or call boxes will notify the Landlord, who will designate where the same shall be placed. No mechanics shall be allowed in or about the Building other than those employed by the Building Management without the written consent of the Landlord first having been obtained.

19. Tenants are also requested to give no fees to the employees of the Building. Tenants are also requested to give immediate notice to the office of any canvassers, newsboys, peddlers, beggars, or unauthorized bootblacks plying their trade in the Building with a view to the prevention of the same.

20. Access may be had by the Tenants to the halls, corridors, and stairways in the Building and to the offices leased by them at any time or times except Sundays and legal holidays and except between the hours of 11:00 p.m. and 6:00 a.m. During other than the hours herein set forth, access to the Building may be refused unless the person seeking admission is known to the watchman in charge, or has a pass or is properly identified. The Landlord shall in no case be liable in damages for the admission or exclusion of any person from said Building. In case of invasion, mob riot, public excitement or other commotion, the Landlord reserves the right to prevent access to the Building during continuance of the same by closing the doors or otherwise for the safety of the Tenants and protection of property in said Building.

21. The Landlord reserves the right to rescind any of these rules and to make such other and further rules and regulations as in Landlord's judgment may from time to time be needful for the safety, care, maintenance, operation and cleanliness of the Building, and for the preservation of good order therein, which when so made, and notice thereof given to the Tenants, shall have the same force and effect as if originally made a part of the foregoing lease.

22. The use of rooms as drinking, eating and sleeping apartments is prohibited.

23. The Landlord reserves the right to use and to rent the roof of said Building for advertising purposes.

                                    EXHIBIT C

      To Lease dated 2/25/99, 199_, between The Plymouth Woods (Landlord) and Intelligent Imaging, Inc. (Tenant).

      Tenant shall pay as additional rent its proportionate share of any increase in Real Estate Taxes, and/or Operating Expenses incurred by The Woods during the term of this Lease in the operation of the 521 Building/s of which the leased premises are a part.

      The amount of additional rent, if any, due hereunder shall be determined in the following manner:

      A. Real Estate Taxes:

            In the event that in any calendar year Landlord's Real Estate Taxes (as billed for that year) for the 521 Building/s shall exceed, 1995 Base Year Cost, Tenant shall pay as additional rent its proportionate share of said increase.

            Tenant's obligation to pay increases in Real Estate Taxes as described herein shall be limited to increases that are based on increased millage or assessments on the land and buildings as they existed during the base year. Notwithstanding any provision herein contained to the contrary. Tenant shall not be responsible for the payment of tax increases based on increased assessments for improvements which benefit the property, such as but not limited to installation of paving or widening of streets; installation of sewer or water lines; general renovation of the premises, etc.

      B. Operating Expenses:

            In the event that in any calendar year Landlord's Operating Expenses for the 521 Building/s shall exceed 1995 Base Year Cost, Tenant shall pay as additional rents its proportionate share of said increases.

            The term "Operating Expense" shall mean all expenses, cost and disbursements of every kind and nature directly and reasonably incurred in connection with the leased premises except Real Estate Taxes, expenses of alterations of the premises for the accommodation of a specific tenant, and expenditures made for capital investment or improvements.

            The following expenses are excluded from Operating Expenses: any payments (such as salaries or fees) to Landlord's executive personnel; costs for items that, by standard accounting practice, should be capitalized (such as HVAC replacement), unless those costs reduce operating expenses and are amortized over the reasonable life of the capital item in accordance with generally accepted accounting principles and the yearly amortization does not exceed the actual cost reduction for the relevant year; depreciation or interest (unless it is related to any allowable capital item); taxes on Landlord's business (such as income, excess profits, franchise, capital stock, estate, inheritance); leasing commissions; costs to correct original construction defects; expenses paid directly by a tenant for any reason (such as excessive utility use); costs for improving any tenant's space; any repair or other work necessitated by condemnation, fire, or other casualty; and any costs, fines, and the like due to Landlord's violation of any governmental rule or authority.

            Operating Expenses in the base year and in all subsequent years will be calculated by Landlord's accountant via a non-audited financial statement made in accordance with generally accepted principles of sound accounting practice which shall be provided as a support document to the notice of increase
- of costs. In addition, Tenant may audit and challenge at it cost Landlord's books and records. In the event that Tenant's audit discovers a discrepancy in Landlord's expense figures in excess of 5%, Landlord will reimburse Tenant for the reasonable costs of its audit.

      C. General:

            In the event that Tenant shall be required to pay additional rent on account of an increase in Real Estate Taxes or Operating Expenses during any fiscal year, Tenant shall pay to Landlord, on the first day of each month during the succeeding fiscal year, as installments on account of additional rent for such succeeding fiscal year, 1/12 of the amount of the additional rent which was payable on account of such increases during the immediately preceding fiscal year. In the event that the additional rent actually payable by Tenant on account of increases in Real Estate Taxes and/or Operating Expenses during such succeeding fiscal year shall be determined to be greater or less than the sum of the installments theretofore paid by Tenant during such fiscal year, such difference shall be paid by Tenant, as aforesaid, or be promptly refunded by Landlord to Tenant, as the case may be.

            Tenant's obligation to pay its proportionate share of any increases in Real Estate Taxes or Operating Expenses for the fiscal year in which this Lease terminates shall survive termination of this Lease.

            Tenant's proportionate share of any additional Real Estate Taxes or Operating Expenses shall be computed as follows: the percentage derived by dividing the number of square feet of space leased by Tenant (3800) by the total amount of rentable space (35,000) which the leased premises are a part (10.86%) percent.

            Notwithstanding the foregoing, Tenant shall pay only that fractional part of its proportionate share of any applicable increases in the Operating Expenses, or Real Estate Taxes as provided herein for any period of this Lease not constituting a full calendar year.